Exhibit 99.1

CONTACT:
B. Grant Yarber
President and Chief Executive Officer
Phone: (919) 645-3494
Email: gyarber@capitalbank-nc.com

FOR IMMEDIATE RELEASE

Capital Bank Announces Strong Loan Growth, Solid Earnings and Improved Asset Quality

RALEIGH, N.C., October 21, 2008 – Capital Bank Corporation (Nasdaq: CBKN), the parent company of Capital Bank, today reported net income for the nine months ended September 30, 2008 of $6.4 million compared to $7.8 million for the nine months ended September 30, 2007. Earnings per share on a fully diluted basis was $0.57 for the first nine months of 2008 compared to $0.68 for the first nine months of 2007. Net income was $2.0 million, or $0.18 per share on a fully diluted basis, for the third quarter ended September 30, 2008 compared to $2.8 million, or $0.24 per share on a fully diluted basis, for the third quarter ended September 30, 2007.

“Although economic conditions continue to deteriorate beyond all of our expectations, Capital Bank continues to focus on asset quality and revenue enhancements, and this focus paid off with stable financial performance. During this time of financial crisis, many of our customers have come to see us as a refuge of trust and consistency which has enabled us to exceed our loan and deposit growth objectives. In addition, we were presented with the opportunity to expand into our neighboring market, Fayetteville, through the acquisition of four branches currently belonging to Omni National Bank. We look forward to the completion of this transaction late in the fourth quarter,” stated B. Grant Yarber, president and CEO.

Asset quality continued to improve compared to both the second quarter of 2008 and the third quarter of 2007. Past due loans as a percent of total loans declined to 0.75% at September 30, 2008 from 0.78% at June 30, 2008 and 1.23% at September 30, 2007. Nonperforming assets, which include loans on nonaccrual and other real estate owned, decreased to 0.47% as a percent of total assets at the end of September 30, 2008 compared to 0.71% at September 30, 2007 and increased from 0.37% at June 30, 2008. Allowance for loan losses totaled 1.17% of total loans at September 30, 2008 compared to 1.25% at September 30, 2007 and 1.18% at June 30, 2008. The allowance for loan losses was 219% of nonperforming loans as of September 30, 2008 compared to 131% at the end of the third quarter 2007 and 267% at the end of June 2008.

Capital Bank achieved $99.0 million in loan growth during the nine months ended September 30, 2008. Much of the growth has occurred in the Triangle and Western North Carolina markets, which we believe continue to present quality growth opportunities. Deposits also increased $99.0 million during the nine months ended September 30, 2008, rising from $1.10 billion at December 31, 2007 to $1.20 billion at September 30, 2008. Checking and savings accounts increased $19.0 million from December 31, 2007 as the bank continued to emphasize growth in this critical product area. Time deposits increased $111.2 million over the same period. Some of the growth in time deposits was due to a new deposit product offering through CDARS, which provides large-balance customers the opportunity for increased FDIC insurance through the convenience of working with one financial institution. Another reason for growth in time deposits was due to retail customers electing to shift funds from money market savings products to CDs. Money market deposits decreased $31.2 million during the first nine months of 2008.

Net interest income for the first nine months of 2008 decreased $485 thousand compared to the first nine months of 2007. This decline was due to the impact of a decrease in net interest margin from 3.58% to 3.18% for the first nine months of 2007 and 2008, respectively. The decline in net interest margin was primarily a result of the reduction in the prime rate over the periods under comparison and competitive pressures in the marketplace for retail deposits. Partially offsetting this decline in net interest margin was 9.6% growth in average earning assets for the comparable periods.

Provision for loan losses increased $1.7 million for the nine months ended September 30, 2008 compared to the same period one year ago. The increase in the provision was partially due to loan growth but was also partially due to enhancements in the methodology for calculating the allowance for loan losses, which reduced the allowance and related provision for the nine months ended September 30, 2007. The enhancements to the allowance methodology were implemented during 2007 based on updated guidance issued through an interagency policy statement by the FDIC, Federal Reserve, and other regulatory agencies. Management continues to thoroughly review its loan portfolio and the adequacy of its allowance for loan losses.

Noninterest income increased $1.7 million, or approximately 24%, on a year-to-date basis compared to the same period one year ago despite an $877 thousand decline in mortgage revenue. Service charge income, bank card income and other loan-related fees increased a combined $1.4 million, or 34.2%, compared to the same period one year ago primarily as a result of management’s continued emphasis on increasing income from these sources. Gains on the sale of certain investment securities and the sale of a branch in Greensboro contributed $249 thousand and $426 thousand, respectively, to noninterest income.

“Our noninterest income improvement strategies, which were implemented early in the second quarter, continue to show success. These strategies are based on fee collection efforts, restructured pricing and innovative product enhancements, including our Smart Checking product,” stated B. Grant Yarber.

Noninterest expense increased from $28.6 million during the first nine months of 2007 to $30.4 million during the first nine months of 2008. Salaries, furniture and equipment, and data processing costs increased a combined $1.1 million over the same periods. Salaries increased 2.4% from last year due to routine annual compensation adjustments while furniture and equipment expense rose due to equipment and building upgrades as well as higher maintenance costs. Data processing costs increased with the implementation of an internet-based phone system. In addition, FDIC deposit insurance rose $243 thousand as the regulatory agency continued to increase premiums to cover higher monitoring costs and claims.

Capital Bank Corporation, headquartered in Raleigh, N.C., with approximately $1.6 billion in total assets, offers a broad range of financial services. Capital Bank operates 27 banking offices in Asheville (4), Burlington (4), Cary, Graham (2), Hickory, Mebane, Morrisville, Oxford, Pittsboro, Raleigh (5), Sanford (3), Siler City, Wake Forest and Zebulon. The Company’s website is http://www.capitalbank-nc.com.

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation’s filings with the Securities and Exchange Commission, including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Capital Bank Corporation does not undertake a duty to update any forward-looking statements in this press release.

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CAPITAL BANK CORPORATION
Summary of Operations

(Unaudited)	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
(In thousands except per share data)

Interest income	$20,931	$23,955	$64,932	$70,697
Interest expense	10,104	12,775	32,268	37,548
Net interest income	10,827	11,810	32,664	33,149
Provision for loan losses	760	261	2,175	507
Net interest income after provision for loan losses	10,067	10,919	30,489	32,642
Noninterest income	3,267	2,522	8,754	7,056
Noninterest expense	10,517	9,583	30,376	28,636
Income before taxes	2,817	3,858	8,867	11,062
Income tax expense	805	1,105	2,473	3,249
Net income	$2,012	$2,753	$6,394	$7,813

Income per share – basic	$0.18	$0.24	$0.57	$0.68
Income per share – fully diluted	$0.18	$0.24	$0.57	$0.68
Weighted average shares outstanding:
Basic	11,302	11,451	11,301	11,482
Fully diluted	11,313	11,510	11,314	11,552

End of Period Balances
(Unaudited)	2008			2007
	September 30	June 30	March 31	December 31(a)	September 30
(Dollars in thousands except per share data)

Total assets	$1,594,402	$1,592,034	$1,575,301	$1,517,603	$1,490,244
Investment securities	244,310	246,468	258,086	259,116	249,083
Loans (gross)*	1,194,149	1,178,157	1,150,497	1,095,107	1,070,656
Allowance for loan losses	14,017	13,910	13,563	13,571	13,366
Total earning assets	1,444,727	1,435,020	1,419,174	1,362,048	1,335,434
Deposits	1,197,721	1,182,615	1,150,897	1,098,698	1,090,589
Shareholders’ equity	166,521	165,731	167,967	164,300	164,089

Book value per share	$14.83	$14.76	$14.95	$14.71	$14.58
Tangible book value per share	$9.26	$9.16	$9.33	$9.04	$8.93

(a) Derived from audited consolidated financial statements
*Includes loans held for sale

Average Balances
(Unaudited)	2008			2007
	September 30	June 30	March 31	December 31(a)	September 30
(Dollars in thousands)

Total assets	$1,574,810	$1,578,357	$1,555,986	$1,492,563	$1,445,915
Investments	245,408	256,406	256,538	242,272	252,090
Loans (gross)*	1,176,491	1,166,795	1,142,728	1,090,801	1,042,635
Total earning assets	1,425,516	1,429,301	1,407,345	1,347,727	1,302,859
Deposits	1,164,362	1,148,671	1,139,106	1,066,438	1,064,174
Shareholders’ equity	166,570	170,945	167,610	166,222	163,850

(a) Derived from audited consolidated financial statements
*Includes loans held for sale

CAPITAL BANK CORPORATION
Quarterly Results

(Unaudited)	2008			2007
	September 30	June 30	March 31	December 31(a)	September 30
(In thousands except per share data)

Net interest income	$10,827	$10,928	$10,909	$10,952	$11,810
Provision for loan losses	760	850	565	3,099	261
Net interest income after provision for loan losses	10,067	10,078	10,344	7,853	10,919
Noninterest income	3,267	2,974	2,227	2,176	2,522
Noninterest expense	10,517	9,968	9,605	10,109	9,583
Income (loss) before taxes	2,817	3,084	2,966	(80)	3,858
Income tax expense (benefit)	805	869	799	(125)	1,105
Net income	$2,012	$2,215	$2,167	$45	$2,753

Income per share – basic	$0.18	$0.20	$0.19	$–	$0.24
Income per share – fully diluted	$0.18	$0.20	$0.19	$–	$0.24
Weighted average shares outstanding:
Basic	11,302	11,310	11,289	11,252	11,451
Fully diluted	11,313	11,324	11,306	11,316	11,510

(a) Derived from audited consolidated financial statements

Quarterly Net Interest Margin*
(Unaudited)	2008			2007
	September 30	June 30	March 31	December 31(a)	September 30

Yield on earning assets	5.94%	6.09%	6.60%	7.17%	7.45%
Cost of interest bearing liabilities	3.12	3.24	3.76	4.33	4.36
Net interest spread	2.82	2.85	2.83	2.84	3.10
Net interest margin	3.13	3.18	3.23	3.38	3.56

*Annualized and on a fully taxable equivalent basis
(a) Derived from audited consolidated financial statements

Nonperforming Assets
(Unaudited)	2008			2007
	September 30	June 30	March 31	December 31(a)	September 30
(Dollars in thousands)

Commercial	$4,343	$3,650	$2,919	$4,489	$7,304
Construction	1,570	418	230	562	–
Consumer	25	42	61	28	23
Home equity	275	515	579	397	491
Residential mortgage	198	582	463	506	2,414
Total nonperforming loans	6,411	5,207	4,252	5,982	10,232
Other real estate owned	1,019	663	890	1,571	309
Total nonperforming assets	$7,430	$5,870	$5,142	$7,553	$10,541

Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned.
(a) Derived from audited consolidated financial statements

CAPITAL BANK CORPORATION
Key Ratios
(Unaudited)	2008			2007
	September 30	June 30	March 31	December 31(a)	September 30
(Dollars in thousands)

Past due loans	$8,933	$9,239	$9,380	$10,769	$13,157
Past due loans as a percent of total loans	0.75%	0.78%	0.82%	0.98%	1.23%

Net charge-offs	$653	$503	$573	$2,894	$234
Net charge-offs as a percent of average loans (annualized)	0.22%	0.17%	0.20%	1.06%	0.09%
Allowance for loan losses as a percent of total loans	1.17%	1.18%	1.18%	1.24%	1.25%
Nonperforming assets as a percent of total assets	0.47%	0.37%	0.33%	0.50%	0.71%
Allowance for loan losses as a percent of nonperforming loans	219%	267%	319%	227%	131%

(a) Derived from audited consolidated financial statements

CAPITAL BANK CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
September 30, 2008 and December 31, 2007

	September 30, 2008	December 31, 2007
(Dollars in thousands except share data)	(Unaudited)

Assets
Cash and due from banks:
Interest earning	$6,245	$7,815
Noninterest earning	29,255	32,347
Federal funds sold and short term investments	23	10
Total cash and cash equivalents	35,523	40,172
Investment securities – available for sale, at fair value	238,963	249,094
Investment securities – held to maturity, at amortized cost	5,347	10,022
Loans – net of unearned income and deferred fees	1,194,149	1,095,107
Allowance for loan losses	(14,017)	(13,571)
Net loans	1,180,132	1,081,536
Premises and equipment, net	20,701	23,863
Bank-owned life insurance	22,215	21,589
Goodwill and deposit premium, net	62,575	63,345
Deferred income tax	7,396	5,829
Accrued interest receivable	6,683	7,789
Other assets	14,867	14,364
Total assets	$1,594,402	$1,517,603

Liabilities
Deposits:
Demand, noninterest bearing	$109,056	$114,780
Savings and interest bearing checking	176,396	151,698
Money market deposit accounts	198,391	229,560
Time deposits less than $100,000	463,498	370,416
Time deposits $100,000 and greater	250,380	232,244
Total deposits	1,197,721	1,098,698
Repurchase agreements and federal funds purchased	22,290	45,295
Borrowings	164,000	163,347
Subordinated debentures	30,930	30,930
Other liabilities	12,940	15,033
Total liabilities	1,427,881	1,353,303

Commitments and contingencies

Shareholders’ Equity
Common stock, no par value; 20,000,000 shares authorized; 11,227,085 and 11,169,777 shares issued and outstanding as of September 30, 2008 and December 31, 2007, respectively	136,771	136,154
Retained earnings	31,682	27,985
Accumulated other comprehensive (loss) income	(1,932)	161
Total shareholders’ equity	166,521	164,300
Total liabilities and shareholders’ equity	$1,594,402	$1,517,603

CAPITAL BANK CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three and Nine Months Ended September 30, 2008 and 2007 (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
(Dollars in thousands except per share data)

Interest income:
Loans and loan fees	$17,875	$20,830	$55,485	$61,231
Investment securities:
Taxable interest income	2,182	2,074	6,616	5,842
Tax-exempt interest income	801	828	2,435	2,412
Dividends	58	116	293	329
Federal funds and other interest income	15	107	103	883
Total interest income	20,931	23,955	64,932	70,697
Interest expense:
Deposits	7,837	9,847	24,935	29,771
Borrowings and repurchase agreements	2,267	2,928	7,333	7,777
Total interest expense	10,104	12,775	32,268	37,548
Net interest income	10,827	11,180	32,664	33,149
Provision for loan losses	760	261	2,175	507
Net interest income after provision for loan losses	10,067	10,919	30,489	32,642
Noninterest income:
Service charges and other fees	1,209	963	3,405	2,769
Mortgage fees and revenues	142	549	768	1,645
Other loan fees	392	150	892	431
Brokerage fees	169	156	570	409
Bank card services	357	285	1,010	755
Net gain on sale of investment securities	109	–	249	–
Gain on sale of branch	426	–	426	–
Bank-owned life insurance	255	218	817	623
Other	208	201	617	424
Total noninterest income	3,267	2,522	8,754	7,056
Noninterest expense:
Salaries and employee benefits	5,122	4,881	15,484	15,121
Occupancy	1,097	1,062	3,297	3,053
Furniture and equipment	778	664	2,318	1,926
Data processing and telecommunications	565	416	1,525	1,201
Advertising	480	394	1,000	992
Office expenses	298	345	978	1,064
Professional fees	362	264	1,013	869
Business development and travel	360	252	1,033	909
Amortization of deposit premiums	256	300	770	900
Miscellaneous loan handling costs	252	247	570	545
Directors fees	303	72	702	569
Insurance	138	86	336	263
FDIC deposit insurance	214	72	442	199
Other	292	528	908	1,025
Total noninterest expense	10,517	9,583	30,376	28,636
Net income before tax expense	2,817	3,858	8,867	11,062
Income tax expense	805	1,105	2,473	3,249
Net income	$2,012	$2,753	$6,394	$7,813

Earnings per share – basic	$0.18	$0.24	$0.57	$0.68
Earnings per share – diluted	$0.18	$0.24	$0.57	$0.68

Average Balances, Interest Earned or Paid, and Interest Yields/Rates
For the Three Months Ended September 30, 2008, June 30, 2008 and September 30, 2007
Tax Equivalent Basis (1)

	September 30, 2008			June 30, 2008			September 30, 2007
(Dollars in thousands)	Average Balance	Amount Earned	Average Rate	Average Balance	Amount Earned	Average Rate	Average Balance	Amount Earned	Average Rate

Assets
Loans receivable: (2)
Commercial	$1,018,947	$15,469	6.02%	$1,010,809	$15,713	6.23%	$880,319	$17,620	7.94%
Consumer	46,480	875	7.47	46,344	869	7.53	40,490	881	8.63
Home equity	84,441	1,133	5.32	80,842	1,101	5.46	78,453	1,682	8.51
Residential mortgages	26,623	398	5.98	28,710	427	5.95	43,373	646	5.91
Total loans	1,176,491	17,875	6.03	1,166,795	18,111	6.23	1,042,635	20,829	7.93
Investment securities (3)	245,408	3,452	5.63	256,406	3,555	5.55	252,090	3,543	5.58
Federal funds sold and other interest on short-term investments	3,617	15	1.65	6,100	33	2.18	8,134	108	5.27
Total interest-earning assets	1,425,516	$21,342	5.94%	1,429,301	$21,699	6.09%	1,302,859	$24,480	7.45%
Cash and due from banks	25,554			26,736			28,261
Other assets	137,792			135,976			128,078
Allowance for loan losses	(14,052)			(13,656)			(13,283)
Total assets	$1,574,810			$1,578,357			$1,445,915

Liabilities and Equity
Savings deposits	$30,169	$30	0.39%	$30,540	$35	0.46%	$33,402	$51	0.61%
Interest-bearing demand deposits	342,575	1,802	2.09	335,851	1,635	1.95	366,824	3,230	3.49
Time deposits	679,162	6,005	3.51	668,690	6,356	3.81	549,968	6,566	4.74
Total interest-bearing deposits	1,051,906	7,837	2.96	1,035,081	8,025	3.11	950,194	9,847	4.11
Borrowed funds	174,735	1,786	4.06	181,841	1,820	4.01	147,843	1,946	5.22
Subordinated debt	30,930	407	5.22	30,930	403	5.23	30,930	599	7.68
Repurchase agreements and fed funds purchased	27,039	74	1.09	35,183	106	1.21	34,233	383	4.44
Total interest-bearing liabilities	1,284,610	$10,104	3.12%	1,283,035	$10,355	3.24%	1,163,200	$12,775	4.36%
Noninterest-bearing deposits	112,456			113,590			113,980
Other liabilities	11,174			10,787			4,885
Total liabilities	1,408,240			1,407,412			1,282,065
Shareholders’ equity	166,570			170,945			163,850
Total liabilities and shareholders’ equity	$1,574,810			$1,578,357			$1,445,915

Net interest spread (4)			2.82%			2.85%			3.10%
Tax equivalent adjustment		$411			$416			$525
Net interest income and net interest margin (5)		$11,238	3.13%		$11,344	3.18%		$11,705	3.56%

(1)	The tax equivalent basis is computed using a blended federal and state tax rate of approximately 34%.
(2)	Loans receivable include nonaccrual loans for which accrual of interest has not been recorded.
(3)	The average balance for investment securities excludes the effect of their mark-to-market adjustment, if any.
(4)	Net interest spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(5)	Net interest margin represents net interest income divided by average interest-earning assets.

Average Balances, Interest Earned or Paid, and Interest Yields/Rates
For the Nine Months Ended September 30, 2008 and 2007
Tax Equivalent Basis (1)

	September 30, 2008			September 30, 2007
(Dollars in thousands)	Average Balance	Amount Earned	Average Rate	Average Balance	Amount Earned	Average Rate

Assets
Loans receivable: (2)
Commercial	$1,005,400	$47,959	6.35%	$859,219	$51,383	8.00%
Consumer	46,508	2,654	7.60	39,758	2,563	8.62
Home equity	81,626	3,555	5.80	80,829	5,135	8.49
Residential mortgages	28,524	1,317	6.15	45,739	2,150	6.28
Total Loans	1,162,058	55,485	6.36	1,025,545	61,231	7.98
Investment securities (3)	252,757	10,597	5.59	248,224	10,128	5.46
Federal funds sold and other interest on short-term investments	5,924	103	2.32	22,338	883	5.29
Total interest-earnings assets	1,420,738	$66,184	6.21%	1,296,107	$72,243	7.45%
Cash and due from banks	26,172			27,781
Other assets	136,617			129,392
Allowance for loan losses	(13,791)			(13,369)
Total assets	$1,569,736			$1,439,911

Liabilities and Equity
Savings deposits	$30,363	$112	0.49%	$33,812	$138	0.55%
Interest-bearing demand deposits	337,198	5,291	2.09	362,304	9,415	3.47
Time deposits	668,526	19,532	3.89	568,604	20,218	4.75
Total interest-bearing deposits	1,036,087	24,935	3.21	964,720	29,771	4.13
Borrowed funds	176,069	5,628	4.26	127,169	4,923	5.18
Subordinated debt	30,930	1,336	5.75	30,930	1,777	7.68
Repurchase agreements and fed funds purchased	32,575	368	1.51	33,419	1,077	4.31
Total interest-bearing liabilities	1,275,660	$32,268	3.37%	1,156,238	$37,548	4.34%
Noninterest-bearing deposits	114,676			110,954
Other liabilities	11,032			8,713
Total liabilities	1,401,368			1,275,905
Shareholders’ equity	168,368			164,006
Total liabilities and shareholders’ equity	$1,569,736			$1,439,911

Net interest spread (4)			2.84%			3.11%
Tax equivalent adjustment		$1,252			$1,546
Net interest income and net interest margin (5)		$33,916	3.18%		$34,695	3.58%

(1)	The tax equivalent basis is computed using a blended federal and state tax rate of approximately 34%.
(2)	Loans receivable include nonaccrual loans for which accrual of interest has not been recorded.
(3)	The average balance for investment securities excludes the effect of their mark-to-market adjustment, if any.
(4)	Net interest spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(5)	Net interest margin represents net interest income divided by average interest-earning assets.